Subsequent Events (Details Narrative) - Secured Promissory Note [Member] - Subsequent Event [Member]	1 Months Ended
Jan. 16, 2026 USD ($)
Principle amount	$ 7,510,000
Interest rate	7.00%
Original issue discount	$ 490,000
Transaction expenses	20,000
Gross proceeds	$ 7,000,000
Paying interest of outstanding principle amount	105.00%
Possible future conversions, description	Note Purchase Agreement, consisting of $6.0 million of the net proceeds of the Note and subject to a minimum balance equal to the lesser of $6.0 million and 85% of the then-outstanding balance of the Note.